INCOME TAXES	9 Months Ended	12 Months Ended
	Oct. 31, 2019	Jan. 31, 2019
INCOME TAXES
INCOME TAXES

8. INCOME TAXES

The Company evaluates its ability to recover deferred tax assets, in full or in part, by considering all available positive and negative evidence, including past operating results and its forecast of future taxable income on a jurisdictional basis. The Company bases its estimate of current and deferred taxes on the tax laws and rates that are currently in effect in the appropriate jurisdiction. Changes in laws or rates may affect the tax provision as well as the amount of deferred tax assets or liabilities.

Current tax laws impose substantial restrictions on the utilization of net operating loss and credit carry-forwards in the event of an “ownership change,” as defined by the Internal Revenue Code. If there should be an ownership change, the Company’s ability to utilize its carry-forwards could be limited. The Company has not conducted a formal net operating loss carryforward analysis.

As of October 31, 2019 and January 31, 2019, the Company has not recorded any liability for unrecognized tax benefits related to uncertain tax positions. The 2010 to 2019 tax years remain open for examination by the federal and state authorities.

9.  INCOME TAXES

No federal income taxes were paid during the years ended January 31, 2019 and 2018 due to the Company’s net losses. The provision of income taxes consist of state minimum income taxes.

As of January 31, 2019, the Company had available federal net operating loss (“NOL”) carryforwards of approximately $68.6 million which will begin to expire in 2030 and California state NOL carryforwards of approximately $62.4 million which will begin to expire in 2033. As of January 31, 2019 and 2018, the net deferred tax assets of approximately $21.1 million and $16.3 million, respectively, generated primarily by NOL carryforwards, have been fully reserved due to the uncertainty surrounding the realization of such benefits. The net valuation allowance increased by approximately $4.9 million and $1.0 million during the years ended January 31, 2019 and 2018,  respectively.

Current tax laws impose substantial restrictions on the utilization of net operating loss and credit carryforwards in the event of an “ownership change,” as defined by the Internal Revenue Code. If there should be an ownership change, the Company’s ability to utilize its carryforwards could be limited.  The Company has not conducted a formal net operating loss carryforward analysis.

Significant components of the Company’s deferred tax assets were as follows (in thousands):

	January 31,
Deferred tax assets:	2019	2018
Net operating loss carryforwards	$18,769	$14,314
Stock-based compensation expense	1,163	831
Tax credit carryforwards	1,022	735
Other	160	377
Total deferred tax assets	21,114	16,257
Less: valuation allowance	(21,114)	(16,257)
Net deferred tax assets	$—	$—

A reconciliation of income taxes provided at the federal statutory rate (21% in 2019) to the actual income tax provision was as follows (in thousands):

	Year ended
	January 31,
	2019	2018
Income tax benefit computed at U.S. statutory rate	$(3,624)	$(5,477)
State income tax (net of federal benefit)	(1,478)	(1,150)
Change in federal rate from 34% to 21%	—	7,662
Change in valuation allowance	4,857	(1,039)
Research and development credits	(158)	(129)
Other	405	135
Provision for income taxes	$2	$2

As of January 31, 2019 and 2018, the Company did not have any material unrecognized tax benefits. The tax years from 2010 to 2019 remain open for examination by the federal and state authorities.